PRUDENTIAL SERIES FUND

SP International Growth Portfolio
Global Portfolio

Supplement dated June 17, 2013 to the Summary Prospectus and Prospectus each dated May 1, 2013

The following revisions are hereby made to the Summary Prospectus and Prospectus to reflect Neuberger Berman Management LLC replacement of Marsico Capital Management, LLC (Marsico) as a subadviser to the SP International Growth Portfolio:

I.	All references to Marsico are hereby deleted in the Summary Prospectus and Prospectus.
II.	The following is added to the “Management of the Portfolio” table in the Summary Section of the Prospectus and Summary Prospectus for SP International Growth Portfolio:
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Benjamin Segal, CFA	Managing Director	June 2013

III.	The following is added to the section “More Detailed Information on how the Portfolios Invest” under SP International Growth Portfolio in the Prospectus.

In picking stocks, Neuberger Berman looks for what they believe to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. Neuberger Berman also considers the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions. Neuberger Berman follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

This Portfolio is managed by William Blair, Neuberger Berman, and Jennison. As of June 17, 2013, William Blair managed approximately 21% of the Portfolio’s assets, Neuberger Berman managed approximately 30% of the Portfolio’s assets, and Jennison managed approximately 49% of the Portfolio’s assets.

IV.	The following is added to the section “How The Fund is Managed – Investment Subadvisers” section of the Prospectus:

Neuberger Berman Management LLC (Neuberger).With a heritage dating to 1939, Neuberger is a majority employee-controlled company. As of March 31, 2013, Neuberger managed approximately $216 billion in assets. Neuberger’s address is 605 Third Avenue, New York, New York 10158.

V.	The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus for SP International Growth Portfolio:

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Benjamin Segal, CFA. Mr. Segal, Managing Director, joined Neuberger Berman in 1998. Mr. Segal is a Portfolio Manager for Neuberger Berman’s Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an assistant portfolio manager in global equities. Prior to that, he was a management consultant with Bain & Company. He also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a BA from Jesus College, Cambridge University, an MA from the University of Pennsylvania, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation.

The following revisions are hereby made to the Summary Prospectus and Prospectus and to reflect Brown Advisory, LLC (Brown Advisory) replacement of Marsico as a subadviser to the Global Portfolio:

I.	The following is added to the “Management of the Portfolio” table in the Summary Section of the Prospectus and Summary Prospectus for Global Portfolio:
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner	June 2013

II.	The following is added to the section “More Detailed Information on how the Portfolios Invest” under Global Portfolio in the Prospectus.

Brown Advisory’s Large-Cap Growth Equity Strategy is a concentrated portfolio typically comprising 30-35 securities. The strategy’s investment process is based on fundamental bottom-up research. The portfolio manager seeks to own strong businesses that he believes have the potential to grow their earnings per share over 14% on an annual basis through a full market cycle. He seeks to optimize the portfolio around the upside potential/downside risk of each holding, and allocate capital to those securities with the best risk versus reward profile. Brown Advisory has a disciplined, repeatable process in place and looks to invest where outcomes are skewed heavily in its favor.

III.	The following is added to the section “How The Fund is Managed – Investment Subadvisers” section of the Prospectus:

Brown Advisory, LLC (Brown Advisory) is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $35.5 billion in assets as of March 31, 2013.

IV.	The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus for Global Portfolio:

Brown Advisory Segment. Kenneth M. Stuzin, CFA. Mr. Stuzin is a Partner at Brown Advisory and is responsible for managing the Brown Advisory Large-Cap Growth Strategy. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative portfolio strategist in New York, where he advised clients on capital market issues and strategic asset allocation decisions. Mr. Stuzin is a graduate of Columbia University, receiving a B.A. in 1986, followed by an M.B.A. from the University in 1993. Mr. Stuzin was hired to manage Brown Advisory’s U.S. Large-Cap Growth Equity strategy and to build upon and grow the investment process into what it is today.

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